UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 1, 2016
Date of Earliest Event Reported: May 31, 2016
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2501 North Harwood Street, Suite 2410
Dallas, Texas
(Address of principal executive offices)
75201
(Zip code)
(972) 479-5980
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.
On May 31, 2016, Mid-Con Energy Partners, LP (the “Partnership”), as guarantor, and Mid-Con Energy Properties, LLC (“Mid-Con Energy Properties”), our wholly-owned subsidiary, as borrower, entered into an Agreement and Amendment No. 9 to Credit Agreement (the “Amendment”), amending our $250 million credit agreement (the “Credit Agreement”), with Wells Fargo Bank N.A., and the various lenders party to the Credit Agreement.
The primary purpose of the Amendment was related to the completion of the regularly-scheduled spring borrowing base redetermination. The new borrowing base is effective as of June 1, 2016 and is initially compromised of a $53 million permitted overadvance and a $110 million conforming tranche. In addition, as more completely provided in the Amendment attached as an exhibit hereto, the Amendment, among other items: (1) requires the Partnership to provide a monthly excess cash flow report; (2) requires the Partnership to make minimum monthly payments of principal; (3) upon close of the previously announced Hugoton divestiture, the borrowing base reduces to $105 million; (4) allows an additional non-scheduled borrowing base redetermination between September 1, 2016 and November 1, 2016 to be requested by any lender; (5) increases the minimum collateral coverage from 90% to 95% of proved reserves (and 100% of PDP); (6) requires the Partnership to unwind and terminate existing hedges covering production from July through September 2016 and add new hedges to replace these hedge terminations; and (7) requires the net proceeds from the Hugoton sale and hedge terminations to be applied to debt reduction.
The description of the Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Amendment itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On May 31, 2016, the Partnership issued a press release announcing the completion of its spring 2016 borrowing base redetermination under its senior secured revolving credit facility. The new borrowing base is effective as of June 1, 2016. It is initially comprised of a $53 million permitted overadvance and a $110 million conforming tranche. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
Exhibits
10.1 Agreement and Amendment No. 9 to Credit Agreement dated May 31, 2016.
99.1 Press release dated May 31, 2016.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: June 1, 2016	By:	/s/ Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
10.1	Agreement and Amendment No. 9 to Credit Agreement dated May 31, 2016.
99.1	Press release dated May 31, 2016.